UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 2, 2016
(Date of earliest event reported)

SG Commercial Mortgage Securities Trust 2016-C5
(Central Index Key Number 0001675928)

(Exact name of issuing entity)

Société Générale
(Central Index Key Number 0001238163)

Cantor Commercial Real Estate Lending, L.P.
(Central Index Key Number 0001558761)

Natixis Real Estate Capital LLC
(Central Index Key Number 0001542256)

Benefit Street Partners CRE Finance LLC
(Central Index Key Number 0001632269)

Silverpeak Real Estate Finance LLC
(Central Index Key Number 0001624053)

(Exact name of sponsor as specified in its charter)

SG Commercial Mortgage Securities, LLC
(Central Index Key Number 0001641120)

(Exact name of registrant as specified in its charter)

Delaware	333-207074-01	47-3859844
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

245 Park Avenue
New York, New York	10167
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 278-6461

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K, dated and filed with the Securities and Exchange Commission on July 19, 2016 (the “Original Form 8-K”), with respect to SG Commercial Mortgage Securities Trust 2016-C5. The purpose of this amendment is to (1) update to add a defined term to, and revise Exhibit G to the Pooling and Servicing Agreement, dated as of July 1, 2016, among SG Commercial Mortgage Securities, LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and (2) file the executed version of the document described below in Item 1.01. No other changes have been made to the Original Form 8-K other than the changes described above.

Item 1.01.      Entry into a Material Definitive Agreement.

On July 19, 2016, SG Commercial Mortgage Securities, LLC (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, an executed version of which is attached hereto as Exhibit 4.1 and which is dated as of July 1, 2016 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as Asset representations reviewer, of SG Commercial Mortgage Securities Trust 2016-C5, Commercial Mortgage Pass Through Certificates, Series 2016-C5 (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in SG Commercial Mortgage Securities Trust 2016-C5 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 47 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 138 commercial, multifamily and manufactured housing community properties (the “Mortgaged Properties”).

The Mortgage Loan secured by the Mortgaged Property identified as “Renaissance Center” on Exhibit B to the Pooling and Servicing Agreement (the “Renaissance Center Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Renaissance Center Whole Loan”) that includes the Renaissance Center Mortgage Loan and two other loans that are pari passu to the Renaissance Center Mortgage Loan and to each other (each, an “Renaissance Center Companion Loan”). The Renaissance Center Companion Loans are not assets of the Issuing Entity. The Renaissance Center Whole Loan, including the Renaissance Center Mortgage Loan, is being serviced and administered pursuant to (i) a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.2 and which is dated as of July 1, 2016 (the “JP2 Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version was attached to the Original Form 8-K filed by the Issuing Entity on July 19, 2016.

The terms and conditions of the JP2 Pooling and Servicing Agreement applicable to the servicing of the Renaissance Center Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “The Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on July 19, 2016.

Item 9.01.      Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated as of July 1, 2016, among SG Commercial Mortgage Securities, LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as Asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of July 1, 2016, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 2, 2016	SG COMMERCIAL MORTGAGE
SECURITIES, LLC

	By:	/s/ Jim Barnard
Name: Jim Barnard
Title: Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of July 1, 2016, among SG Commercial Mortgage Securities, LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as Asset representations reviewer.	(E)
4.2	Pooling and Servicing Agreement, dated as of July 1, 2016, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)